PROG Internal PROG Holdings, Inc. Q1 2025 Earnings Supplement April 23, 2025 Exhibit 99.2

2 Statements in this earnings supplement regarding our business that are not historical facts are "forward-looking statements" that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as "continuing", “starting”, “target”, “uncertainty”, "believe", “will”, "outlook", “assumes” and similar forward-looking terminology. These risks and uncertainties include factors such as (i) continued volatility and challenges in the macro-economic environment and, in particular, the unfavorable effects on our businesses from the impacts of inflation, a higher cost of living, the imposition of significant tariffs on imported goods and elevated interest rates, and the impact of those headwinds on: (a) consumer confidence and customer demand for the merchandise that our retail partners sell, in particular consumer durables, such as home appliances, electronics and furniture; (b) our customers’ disposable income and their ability to make the lease and loan payments they owe the Company; (c) the availability of consumer credit; and (d) our overall financial performance and outlook; (ii) the impact of the uncertain macro-economic environment on our proprietary algorithms and decisioning tools that we use to approve customers such that they are no longer indicative of our customers’ ability to perform, which in turn may limit the ability of our businesses to manage risk, avoid lease and loan charge-offs and may result in insufficient reserves to cover actual losses; (iii) a large percentage of Progressive Leasing's revenue being concentrated with several key retail partners, and the loss of any of these retail partner relationships materially and adversely affecting several aspects of our performance; (iv) Progressive Leasing being unable to attract additional retail partners and retain and grow its relationships with its existing retail partners, resulting in several aspects of our performance being materially and adversely affected; (v) Progressive Leasing being unable to attract new consumers and retain and grow its relationships with its existing customers materially and adversely affecting several aspects of our performance; (vi) Vive and Four’s business models differing significantly from Progressive Leasing’s lease-to-own business, which means each of these businesses have different risk profiles; (vii) our efforts to modernize and enhance certain enterprise-wide information management systems and technologies adversely impacting our businesses and operations; (viii) our inability to protect confidential, proprietary, or sensitive information, including the confidential information of our customers, being adversely affected by cyber-attacks or similar disruptions, which may result in significant costs, litigation and reputational damage or otherwise have a material adverse impact on several aspects of our performance; (ix) the inability of our businesses to successfully operate in highly and increasingly competitive industries materially and adversely affecting several aspects of our performance; (x) our business, results of operations, financial condition, and prospects being materially and adversely affected due to Progressive Leasing failing to maintain a consistently high level of consumer satisfaction and trust in its brand; (xi) our businesses being subject to extensive federal, state and local laws and regulations, including certain laws and regulations unique to the industries in which our businesses operate, that may subject them to government investigations and significant monetary penalties, remediation expenses and compliance-related burdens that may result in them changing the manner in which they operate, which may be materially adverse to several aspects of our performance; (xii) our performance being materially and adversely affected due to the transactions offered to consumers by our businesses being negatively characterized by federal, state and local government officials, consumer advocacy groups and the media; (xiii) our capital allocation strategy and financial policies, including our current stock repurchase and dividend programs, as well as any potential debt repurchase program not being effective at enhancing shareholder value, or providing other benefits we expect; (xiv) any significant disruption in our vendors' information technology systems, or disruptions in the information our businesses rely on in their lease and loan decisioning, materially and adversely affecting several aspects of our performance; and (xv) the other risks and uncertainties discussed under "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 19, 2025. Statements in this earnings supplement that are "forward-looking" include without limitation statements about: (i) the progress of our ecosystem strategy and cross-sell initiatives and the benefits we expect from them; (ii) growing our balance of share with key retail partners; (iii) the performance of our lease portfolio, including our annual write-offs; and (iv) our outlook for the remainder of 2025, including the guidance we provide for the second quarter. You are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date of this earnings supplement. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this earnings supplement. Use of Forward-Looking Statements

3 PROG Holdings Q1 2025 Headlines • Consolidated revenues of $684.1 million; Net earnings of $34.7 million • Adjusted EBITDA of $70.3 million • Diluted EPS of $0.83; Non-GAAP Diluted EPS of $0.90 • Progressive Leasing GMV of $402.0 million • Four Technologies grows GMV 145.7%; Attains quarterly positive Adjusted EBITDA

PROG Internal 4 "We're pleased to report first quarter results with both earnings and non-GAAP diluted EPS coming in above the high end of our outlook - a reflection of disciplined execution across the business" said PROG Holdings President and CEO, Steve Michaels. "Our ecosystem strategy is continuing to progress with Four, our BNPL platform, delivering triple-digit GMV growth for the sixth quarter in a row, while achieving its first quarter of positive adjusted EBITDA. Additionally, our cross-sell initiatives are starting to show real traction and are contributing to Progressive Leasing's GMV." Michaels continued, "regarding Progressive Leasing’s GMV, we felt the impact of the loss of a major retail partner due to its bankruptcy in late 2024. But even with that headwind, we delivered application and GMV growth across the rest of the business, thanks to the execution of our strategic and operational initiatives in sales, marketing, and technology. Those efforts are helping us win balance of share with several of our key partners. The Progressive Leasing team also continues to proactively manage the portfolio as we target annual write-offs in the range of 6-8%. The macro backdrop deteriorated as the quarter progressed, and our retail partners and customers are not immune to those challenges. But we're focused on what we can control - executing our strategy, managing the portfolio, and remaining disciplined with spend. Our business model is resilient and has delivered strong results in many different economic environments. Even with the current macroeconomic uncertainty resulting in a downward revision to our full year outlook, we're generating strong profitability and cash flows which we believe will allow us to come through this challenging period stronger and better equipped to support our retail partners and consumers" concluded Michaels. Steve Michaels President and CEO, PROG Holdings, Inc. PROG Holdings Executive Commentary

PROG Internal Adjusted EBITDA in millions 5 $641.9 $592.2 $606.1 $623.3 $684.1 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Non-GAAP EPSRevenue in millions 11.3% 12.2% 10.5% 10.5% 10.3% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Adjusted EBITDA as a % of PROG Holdings consolidated revenues PROG Holdings Q1 Consolidated Results $72.6 $72.3 $63.5 $65.7 $70.3 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $0.91 $0.92 $0.77 $0.80 $0.90 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 • Consolidated revenue increased 6.6% year-over-year driven primarily by our larger lease portfolio during the period • Non-GAAP EPS was relatively flat year-over-year with adjusted net earnings slightly lower, largely offset by a reduction of outstanding shares • The year-over-year decline in Adjusted EBITDA was a result of a slight decline in Progressive Leasing, partially offset by improvements in Four Technologies

PROG Internal $620.6 $570.5 $582.6 $592.9 $651.6 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Write-Offs* as a % of Progressive Leasing revenues 6 $418.5 $454.5 $456.7 $597.5 $402.0 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 GMV in millions 7.0% 7.7% 7.7% 7.9% 7.4% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Adjusted EBITDA as a % of Progressive Leasing revenues Progressive Leasing Q1 Segment Results Revenue in millions *Provision for lease merchandise write-offs 11.9% 12.9% 11.4% 11.1% 10.3% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 • Year-over-year GMV was down 4.0% driven by the bankruptcy of a large national partner, partially offset by growth in the rest of the business • Revenue increased 5.0% year-over- year primarily due to a larger lease portfolio • Write-offs as a percentage of revenue for the quarter remained within the Company’s targeted annual range of 6-8%

PROG Internal Results

PROG Internal 8 2025 2024 Revenue $684.1 $641.9 6.6% GAAP Net Earnings $34.7 $22.0 57.7% Adjusted Net Earnings $37.7 $40.6 -7.1% Adjusted EBITDA $ $70.3 $72.6 -3.2% Adjusted EBITDA % 10.3% 11.3% -100 bps GAAP Diluted Earnings Per Share $0.83 $0.49 69.4% Non-GAAP Diluted Earnings Per Share $0.90 $0.91 -1.1% Three Months Ended March 31 Change All dollar amounts in millions except EPS GAAP to non-GAAP reconciliation tables available in appendix PROG Holdings Consolidated Q1 Results

PROG Internal 9 *(Gross debt minus cash and cash equivalents) divided by trailing 12 month adjusted EBITDA PROG Holdings Consolidated Results Shares of Common Stock Repurchased Q1 2025 0.9M Cash and Cash Equivalents As of 3/31/2025 $213.3M Gross Debt As of 3/31/2025 $600M Net Leverage Ratio* As of 3/31/2025 1.42x Cash Flow From Operations Quarter Ending 3/31/2025 $209.9M Common Stock Repurchase Amount Q1 2025 $26.1M

PROG Internal 10 2025 2024 GMV $402.0 $418.5 -4.0% Revenue $651.6 $620.6 5.0% Gross Margin % 29.3% 30.5% -112 bps S G&A % 12.6% 12.3% 30 bps Write-Off %** 7.4% 7.0% 40 bps Adjusted EBITDA $ $67.2 $74.1 -9.3% Adjusted EBITDA % 10.3% 11.9% -160 bps Three Months Ended March 31 Change* *In some cases, the change column may result in a material difference due to rounding **The provision for lease merchandise write-offs as a percentage of Progressive Leasing revenue All dollar amounts in millions GAAP to non-GAAP reconciliation tables available in appendix Progressive Leasing Q1 Segment Results

PROG Internal 11 PROG Holdings Full-Year 2025 Outlook The updated outlook assumes a difficult operating environment with soft demand for consumer durable goods, no material changes in the Company’s current decisioning posture, an effective tax rate for Non-GAAP EPS of approximately 28%, and no impact from additional share repurchases. Additionally, the Company has not assumed a recession which, among other factors, would likely be accompanied by a rise in the unemployment rate.

PROG Internal 12 PROG Holdings Q2 2025 Outlook The updated outlook assumes a difficult operating environment with soft demand for consumer durable goods, no material changes in the Company’s current decisioning posture, an effective tax rate for Non-GAAP EPS of approximately 28%, and no impact from additional share repurchases. Additionally, the Company has not assumed a recession which, among other factors, would likely be accompanied by a rise in the unemployment rate.

PROG Internal

PROG Internal Non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA are supplemental measures of our performance that are not calculated in accordance with generally accepted accounting principles in the United States ("GAAP"). Non-GAAP diluted earnings per share for the full year 2025 and second quarter 2025 outlook excludes intangible amortization expense. Non- GAAP diluted earnings per share for the three months ended March 31, 2025 exclude intangible amortization expense, restructuring expenses and costs related to the cybersecurity incident, net of insurance recoveries. Non-GAAP net earnings and non-GAAP diluted earnings per share for the three months ended March 31, 2024, exclude intangible amortization expense, restructuring expenses, costs related to the cybersecurity incident and accrued interest on an uncertain tax position related to Progressive Leasing’s $175 million settlement with the FTC in 2020. The amount for the after-tax non-GAAP adjustment, which is tax effected using our statutory tax rate, can be found in the reconciliation of net earnings and diluted earnings per share to non-GAAP net earnings and diluted earnings per share table in this presentation. The Adjusted EBITDA figures presented in this presentation are calculated as the Company’s earnings before interest expense, net, depreciation on property and equipment, amortization of intangible assets and income taxes. Adjusted EBITDA for the full year 2025 and second quarter 2025 outlook excludes stock-based compensation expense. Adjusted EBITDA for the three months ended March 31, 2025 excludes stock-based compensation expense, restructuring expenses, and costs related to the cybersecurity incident, net of insurance recoveries. Adjusted EBITDA for the three months ended March 31, 2024 excludes stock-based compensation expense, restructuring expenses and costs related to the cybersecurity incident. The amounts for these pre-tax non- GAAP adjustments can be found in the segment EBITDA tables in this presentation. Management believes that non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA provide relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing both consolidated and business unit performance. Non-GAAP net earnings, non-GAAP diluted earnings, and adjusted EBITDA provide management and investors with an understanding of the results from the primary operations of our business by excluding the effects of certain items that generally arose from larger, one-time transactions that are not reflective of the ordinary earnings activity of our operations or transactions that have variability and volatility of the amount. We believe the exclusion of stock-based compensation expense provides for a better comparison of our operating results with our peer companies as the calculations of stock-based compensation vary from period to period and company to company due to different valuation methodologies, subjective assumptions and the variety of award types. This measure may be useful to an investor in evaluating the underlying operating performance of our business. Adjusted EBITDA also provides management and investors with an understanding of one aspect of earnings before the impact of investing and financing charges and income taxes. These measures may be useful to an investor in evaluating our operating performance because the measures: • Are widely used by investors to measure a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending upon accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. • Are used by rating agencies, lenders and other parties to evaluate our creditworthiness. • Are used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for strategic planning and forecasting. Non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as the Company’s GAAP basis net earnings and diluted earnings per share and the GAAP revenues and earnings before income taxes of the Company’s segments, which are also included in the presentation. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. 14 Use of Non-GAAP Financial Measures

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Reconciliation of Net Earnings and Diluted Earnings Per Share to Non- GAAP Net Earnings and Diluted Earnings Per Share (In thousands, except per share amounts)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Reconciliation of Net Earnings and Diluted Earnings Per Share to Non- GAAP Net Earnings and Diluted Earnings Per Share (In thousands, except per share amounts)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Consolidated & Progressive Leasing Adjusted EBITDA %

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Revised Full Year 2025 Outlook for Adjusted EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Previous Full Year 2025 Outlook for Adjusted EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of the Three Months Ended June 30, 2025 Outlook for Adjusted EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Revised Full Year 2025 Outlook for Diluted Earnings Per Share to Non-GAAP Diluted Earnings Per Share

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Previous Full Year 2025 Outlook for Diluted Earnings Per Share to Non-GAAP Diluted Earnings Per Share

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of the Three Months Ended June 30, 2025 Outlook for Diluted Earnings Per Share to Non- GAAP Diluted Earnings Per Share

PROG Internal